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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-7402

                Van Kampen New York Value Municipal Income Trust
---------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

             1221 Avenue of the Americas, New York, New York 10020
---------------------------------------------------------------------------
            (Address of principal executive offices)        (Zip code)

                                 Ronald Robison
             1221 Avenue of the Americas, New York, New York 10020
---------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end:  10/31

Date of reporting period:  4/30/04

Item 1. Report to Shareholders.

The Trust's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen New York Value Municipal Income Trust performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of April 30, 2004.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the trust will achieve its investment objective. Trusts are subject to market risk, which is the possibility that the market values of securities owned by the trust will decline and that the value of trust shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this trust.

       Income may subject certain individuals to the federal Alternative Minimum Tax (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 4/30/04

NEW YORK VALUE MUNICIPAL INCOME TRUST
SYMBOL: VNV
------------------------------------------------------
AVERAGE ANNUAL                BASED ON      BASED ON
TOTAL RETURNS                   NAV       MARKET PRICE

Since Inception (04/30/93)     6.96%          5.92%

10-year                        8.36           7.85

5-year                         6.70           6.12

1-year                         3.05          -0.78

6-month                        1.37          -0.56
------------------------------------------------------

Past performance is no guarantee of future results. Investment return, net asset value (NAV) and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers New York Municipal Bond Index is a broad-based statistical composite of New York municipal bonds. The index is unmanaged and does not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Trust Report

FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004

Van Kampen New York Value Municipal Income Trust is managed by the adviser's Municipal Fixed Income team.(1) Current members include Dennis Pietrzak, Executive Director; Robert Wimmel, Vice President; and John Reynoldson, Executive Director.

MARKET CONDITIONS

The state of the U.S. economy remained mixed over the six-month period under review. On the positive side, economic growth continued to be robust, with Gross Domestic Product growth topping 4 percent in both the last quarter of 2003 and, preliminarily, the first quarter of this year. While this strength in output has historically triggered fears of rising interest rates, yields remained stubbornly low across the municipal curve. These low yields were partly the result of the continued low levels of observed inflation in the U.S. economy. Unfortunately, they also reflected continuing weakness in the job market, which remained soft throughout the period. The soft job numbers, coupled with persistently low inflation, led the Federal Open Market Committee (the Fed) to maintain its accommodative stance throughout the period.

The surprisingly rapid job growth data released in April, coupled with rapidly rising commodity and high oil prices, led many investors to fear that the Fed would be forced to raise interest rates earlier than the market initially expected. As a result, bond yields across all major sectors spiked in April.

Supply of new municipal bonds in calendar 2003 hit record levels as municipalities moved to take advantage of historically low interest rates. Many cities and states sought to reduce expenditures by refinancing existing debt and replacing it with lower-yielding bonds. In other cases, municipalities attempted to meet current and future funding needs by issuing new debt. This activity slowed in the first months of 2004.

The low interest rates that prevailed over much of the period also had an impact on the demand for municipal bonds. Retail and institutional investor activity slowed as holders of municipal bonds saw little reason to sell bonds purchased at higher yield levels and reinvest at lower yields. However, the period was marked by rising activity among non-traditional investors, such as hedge funds and insurance companies seeking to take advantage of the attractiveness of municipal bonds relative to some taxable securities. Additionally, investors' search for yield led to significant outperformance by lower-rated bonds with greater credit risk. Sectors such as health care, with a preponderance of lower-rated issues, performed particularly well.

(1)Team members may change without notice at any time.
 2

The New York economy continued to struggle with fiscal problems during the period, and the executive and legislative branches of the state government remained locked in their perennial budget battle. Signs of economic improvement in the rest of the country may bode particularly well for New York, since the state's tax revenues are in large part driven by revenues from the financial sector. The state continued to be among the country's largest issuers as local and state-level projects sought funding for their ongoing operations.

PERFORMANCE ANALYSIS

Closed-end fund returns can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ significantly. On an NAV basis, the trust outperformed its benchmark, the Lehman Brothers New York Municipal Bond Index, but underperformed on a market-price basis. (See table below.)

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are typically reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. With short-term rates at historic lows for much of the period, the difference between short-and longer-term rates was relatively high. This made using leverage a profitable approach in the early months of the period, and added to the trust's returns.

As yields rose toward the end of the period, the prices of bonds declined. The trust's use of leverage magnified this negative price movement. However, the portfolio saw strong performance from its higher-yielding holdings during the period, counterbalancing the effects of leverage and helping to produce a total return at NAV higher than that of the benchmark, which is not leveraged.

Our analysis of the macroeconomic environment, coupled with the levels of interest rates near multi-decade lows, led us to believe that interest rates were more likely to rise than to fall further. As a result, we kept the trust's duration (a measure of interest-rate sensitivity) below that of its benchmark in order to limit the potentially damaging impact of any increase in interest rates. This

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004

--------------------------------------------------------------
      BASED ON     BASED ON     LEHMAN BROTHERS NEW YORK
        NAV      MARKET PRICE     MUNICIPAL BOND INDEX

       1.37%        -0.56%               1.08%
--------------------------------------------------------------

Past performance is no guarantee of future results. Investment return, net asset value and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definition.

approach hampered the trust's returns for much of the period as interest rates fell; however, it helped buoy returns when interest rates soared in the final weeks of the period.

The trust's performance was also modestly hampered by its bias, relative to the benchmark, toward high-quality securities. Municipal bond investors during the period responded to the improving economy by reducing the yield spreads between higher and lower-rated bonds (yield spreads reflect the premium demanded by investors to buy lower-rated bonds). As a result, lower-quality bonds outperformed. The portfolio had approximately 88 percent exposure to bonds rated AA/Aa or higher at the end of the period.

We also adjusted the portfolio's term structure in anticipation of rising interest rates. Our research showed that the intermediate portion of the curve offered the most promising total-return potential. As a result, we focused our purchases on the 15- to 20-year segment of the curve. Many of the securities we identified had the added appeal of premium coupons and 10-year call dates, which served to add income to the portfolio while limiting its interest-rate exposure.

Our trading activity during the period was well below traditional norms because we wanted to avoid having to reinvest into securities with low yields. That said, we were able to make selective relative-value trades among securities and sectors as they moved into and out of fair value.

The trust's portfolio remained well diversified during the period, with its holdings spread across many major municipal-bond sectors. We believe this long-standing strategy helps to minimize the risk of over-concentration in any single sector, while also giving the portfolio exposure to as many potential sources of return as possible. The three largest sector exposures at the end of the period were transportation, general purpose and higher education.

TOP 5 SECTORS AS OF 4/30/04                 RATINGS ALLOCATION AS OF 4/30/04
Transportation                18.7%         AAA/Aaa                        56.8%
General Purpose               14.5          AA/Aa                          31.4
Higher Education              14.2          A/A                             4.8
Health Care                   11.0          BBB/Baa                         7.0
Industrial Revenue            10.2

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. All percentages are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Ratings allocations based upon ratings as issued by Standard and Poor's and Moody's. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

As mentioned above, the portfolio's below-market duration served it well in the final weeks of the period, when interest rates rose sharply. While it is impossible to predict how long this trend will hold, we believe that the trust is well positioned to weather further increases in rates. We look forward to becoming more active in seeking attractive structures and relative-value trading opportunities now that rates have moved into a more normal range.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2004 (UNAUDITED)

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  154.3%
          NEW YORK  146.7%
$1,500    Erie Cnty, NY Indl Dev Agy Sch Fac Rev City of
          Buffalo Proj (FSA Insd)......................... 5.750%   05/01/20   $  1,654,710
 1,100    Islip, NY Res Recovery Agy (AMT) (FSA Insd)..... 5.750    07/01/20      1,173,271
 2,000    Islip, NY Res Recovery Agy (AMT) (AMBAC Insd)... 7.250    07/01/11      2,413,300
 2,000    Long Island Pwr Auth NY Elec Sys Rev Gen Ser
          C............................................... 5.500    09/01/19      2,106,520
 1,000    Metropolitan Trans Auth NY Rev Ser A Rfdg (AMBAC
          Insd)........................................... 5.500    11/15/19      1,084,410
 1,000    Metropolitan Trans Auth NY Svc Contract Ser A
          Rfdg............................................ 5.125    01/01/29      1,001,910
 1,000    Metropolitan Trans Auth NY Svc Contract Ser B
          (MBIA Insd)..................................... 5.500    07/01/14      1,120,270
 1,115    Monroe Woodbury, NY Cent Sch Ser A Rfdg (FGIC
          Insd)........................................... 5.000    05/15/19      1,168,353
 1,500    Nassau Cnty, NY Interim Fin Auth Sales Tax Secd
          Ser A (AMBAC Insd).............................. 5.000    11/15/18      1,568,880
   295    Nassau Cnty, NY Interim Fin Auth Sales Tax Secd
          Ser A-1 (AMBAC Insd)............................ 5.375    11/15/16        319,042
   705    Nassau Cnty, NY Interim Fin Auth Sales Tax Secd
          Ser A-1 (Prerefunded @ 11/15/11) (AMBAC Insd)... 5.375    11/15/16        791,200
 1,000    Nassau Cnty, NY Interim Fin Auth Sales Tax Secd
          Ser B Rfdg (AMBAC Insd)......................... 5.000    11/15/17      1,052,290
 1,000    New York City Hsg Dev Corp Multi-Family Hsg Rev
          Ser A (AMT)..................................... 5.950    11/01/32      1,034,430
 2,000    New York City Indl Dev Agy Brooklyn Navy Yard
          (AMT)........................................... 5.650    10/01/28      1,804,460
 1,355    New York City Indl Dev Agy Civic Fac Rev
          Nightingale Bamford Sch Rfdg (AMBAC Insd)....... 5.250    01/15/19      1,439,999
 2,000    New York City Indl Dev Agy Spl Fac Rev Terminal
          One Group Assn Proj (AMT)....................... 6.000    01/01/15      2,042,900
 1,230    New York City Indl Dev Civic YMCA Gtr NY Proj... 5.850    08/01/08      1,333,578
 1,500    New York City Indl Dev Civic YMCA Gtr NY Proj... 5.800    08/01/16      1,615,980
 3,000    New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Ser B (FGIC Insd)............................... 5.250    06/15/29      3,041,400
 1,500    New York City Ser E Rfdg (MBIA Insd)............ 6.200    08/01/08      1,700,040
 1,000    New York City Ser H (FGIC Insd)................. 6.000    08/01/12      1,143,180
    60    New York City Transitional Fin Auth Rev Future
          Tax Secd Ser A.................................. 5.000    08/15/27         60,010
 1,750    New York City Transitional Fin Auth Rev Future
          Tax Secd Ser B (MBIA Insd)...................... 5.250    05/01/16      1,879,430
 1,000    New York City Transitional Fin Auth Rev Future
          Tax Secd Ser C (AMBAC Insd)..................... 5.250    08/01/21      1,053,620
 1,000    New York City Transitional Fin Auth Rev Future
          Tax Secd Ser D (MBIA Insd)...................... 5.250    02/01/19      1,062,990
 1,000    New York St Dorm Auth Lease Rev Court Fac Ser
          A............................................... 5.375    05/15/22      1,039,150

See Notes to Financial Statements                                              7

VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$  745    New York St Dorm Auth Lease Rev Master Boces Pgm
          (FSA Insd)...................................... 5.250%   08/15/21   $    786,705
   500    New York St Dorm Auth Lease Rev Master Boces Pgm
          (FSA Insd)...................................... 5.250    08/15/23        522,580
 2,150    New York St Dorm Auth Lease Rev Master Boces Pgm
          Ser A (FSA Insd)................................ 5.250    08/15/16      2,293,168
 1,000    New York St Dorm Auth Lease Rev St Univ Dorm
          Fac............................................. 5.375    07/01/16      1,072,980
   820    New York St Dorm Auth Lease Univ Dorm Fac B..... 5.125    07/01/28        826,052
 2,055    New York St Dorm Auth Lease Univ Dorm Fac B
          (Prerefunded @ 7/01/09)......................... 5.125    07/01/28      2,281,769
 1,500    New York St Dorm Auth Rev City Univ Sys Cons Ser
          A............................................... 5.625    07/01/16      1,672,365
   580    New York St Dorm Auth Rev City Univ Third Ser
          2............................................... 6.000    07/01/05        608,983
 1,420    New York St Dorm Auth Rev City Univ Third Ser 2
          (Escrowed to Maturity).......................... 6.000    07/01/05      1,495,558
 2,500    New York St Dorm Auth Rev Cons City Univ Sys
          Second Gen Ser A................................ 5.750    07/01/13      2,806,175
 1,670    New York St Dorm Auth Rev Dept Education........ 5.250    07/01/19      1,774,709
 1,425    New York St Dorm Auth Rev Insd John T Mather Mem
          Hosp Rfdg (Connie Lee Insd)..................... 6.500    07/01/08      1,626,538
 1,000    New York St Dorm Auth Rev Insd John T Mather Mem
          Hosp Rfdg (Connie Lee Insd)..................... 6.500    07/01/10      1,166,620
 1,720    New York St Dorm Auth Rev Insd John T Mather Mem
          Hosp Rfdg (Connie Lee Insd)..................... 6.500    07/01/11      2,017,784
 1,000    New York St Dorm Auth Rev Mem Sloan-Kettering
          Ctr Ser 1 (MBIA Insd)........................... 5.000    07/01/20      1,026,950
 1,000    New York St Dorm Auth Rev Mental Hlth Svc A..... 6.000    02/15/07      1,090,370
 1,215    New York St Dorm Auth Rev Mental Hlth Svc B
          (MBIA Insd)..................................... 5.250    08/15/31      1,232,909
 1,500    New York St Dorm Auth Rev Sch Dist Fin Pgm Ser D
          (MBIA Insd)..................................... 5.500    10/01/17      1,634,700
 2,515    New York St Dorm Auth Rev Second Hosp Interfaith
          Med Cent Ser D (FSA Insd)....................... 5.750    02/15/08      2,773,341
 1,000    New York St Dorm Auth Rev Second Hosp North Gen
          Hosp Rfdg....................................... 5.750    02/15/18      1,094,040
 1,250    New York St Dorm Auth Rev St Personal Income Tax
          Ed Ser A........................................ 5.000    03/15/32      1,237,862
 3,000    New York St Energy Resh & Dev Auth Gas Fac Rev
          Brooklyn Union Gas Ser C (AMT) (MBIA Insd)...... 5.600    06/01/25      3,061,560
 1,000    New York St Energy Resh & Dev Auth St Svc
          Contract Rev.................................... 6.000    04/01/07      1,093,640
 1,000    New York St Environmental Fac Corp St Clean Wtr
          & Drinking Revolving Fd Muni Wtr Proj Ser B..... 5.250    06/15/20      1,058,540
 1,695    New York St Environmental Fac Corp St Clean Wtr
          & Drinking Revolving Fd Ser B................... 5.000    06/15/21      1,746,816

 8                                             See Notes to Financial Statements

VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$1,000    New York St Loc Govt Assistance Corp Ser E
          Rfdg............................................ 6.000%   04/01/14   $  1,149,580
 2,000    New York St Med Care Fac Fin Agy Rev Saint
          Peter's Hosp Proj Ser A (AMBAC Insd)............ 5.375    11/01/20      2,044,120
 1,000    New York St Twy Auth Hwy & Brdg Tr Fd Ser A (FSA
          Insd)........................................... 5.250    04/01/19      1,058,680
 1,000    New York St Twy Auth Second Ser A (MBIA Insd)... 5.000    04/01/22      1,027,120
 2,000    New York St Twy Auth Second Ser A (MBIA Insd)... 5.000    04/01/23      2,043,080
   460    New York St Twy Auth Svc Contract Rev Loc Hwy &
          Brdg............................................ 5.500    04/01/16        498,272
 2,150    New York St Urban Dev Corp Rev Correctional Fac
          Ser A Rfdg...................................... 5.500    01/01/14      2,349,025
 1,000    New York St Urban Dev Corp Rev Proj Pine
          Barrens......................................... 5.375    04/01/17      1,043,100
 1,000    New York St Urban Dev Corp Rev St Fac Rfdg...... 5.500    04/01/07      1,084,970
 1,060    Niagara Falls, NY Wtr Treatment Plant (AMT)
          (MBIA Insd)..................................... 7.250    11/01/10      1,268,142
 2,000    Port Auth NY & NJ Cons 97th Ser (AMT) (FGIC
          Insd)........................................... 6.650    01/15/23      2,081,900
 2,500    Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
          Intl Arpt Terminal 6 (AMT) (MBIA Insd).......... 5.750    12/01/25      2,622,150
 1,250    Sodus, NY Ctr Sch Dist Rfdg (FGIC Insd)......... 5.125    06/15/17      1,321,338
 1,000    Tobacco Settlement Fin Corp NY Ser C-1.......... 5.500    06/01/22      1,050,640
 3,000    Triborough Brdg & Tunl Auth NY Rev Gen Purp Ser
          A............................................... 5.000    01/01/32      2,970,930
 1,600    Triborough Brdg & Tunl Auth NY Rev Gen Purp Ser
          B Rfdg.......................................... 5.125    11/15/29      1,614,288
 2,000    Triborough Brdg & Tunl Auth NY Ser E Rfdg (MBIA
          Insd)........................................... 5.000    11/15/32      2,000,640
 1,000    Yonkers, NY Indl Dev Agy Civic Fac Rev Cmnty Dev
          Ppty Yonkers Inc Ser A.......................... 6.625    02/01/26      1,064,660
                                                                               ------------
                                                                                102,000,672
                                                                               ------------
          PUERTO RICO  5.2%
 3,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
          Y Rfdg (FSA Insd)............................... 6.250    07/01/21      3,616,980
                                                                               ------------

See Notes to Financial Statements                                              9

VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          U. S. VIRGIN ISLANDS  2.4%
$1,500    Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
          Ln Nt Ser A..................................... 6.375%   10/01/19   $  1,670,505
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS  154.3%
  (Cost $101,126,013).......................................................    107,288,157
SHORT-TERM INVESTMENT  0.9%
  (Cost $600,000)...........................................................        600,000
                                                                               ------------
TOTAL INVESTMENTS  155.2%
  (Cost $101,726,013).......................................................    107,888,157
OTHER ASSETS IN EXCESS OF LIABILITIES  2.3%.................................      1,618,625
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (57.5%).................    (40,002,299)
                                                                               ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%..............................   $ 69,504,483
                                                                               ============

AMBAC--AMBAC Indemnity Corp.
AMT--Alternative Minimum Tax
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

 10                                            See Notes to Financial Statements

VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2004 (Unaudited)

ASSETS:
Total Investments (Cost $101,726,013).......................  $107,888,157
Cash........................................................       198,031
Interest Receivable.........................................     1,738,088
Other.......................................................         1,409
                                                              ------------
    Total Assets............................................   109,825,685
                                                              ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................        54,536
  Income Distributions--Common Shares.......................        25,350
  Other Affiliates..........................................         7,956
  Administrative Fee........................................         4,544
Trustees' Deferred Compensation and Retirement Plans........       192,784
Accrued Expenses............................................        33,733
                                                              ------------
    Total Liabilities.......................................       318,903
Preferred Shares (including accrued distributions)..........    40,002,299
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 69,504,483
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($69,504,483 divided by
  4,291,172 shares outstanding).............................  $      16.20
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,291,172 shares issued and
  outstanding)..............................................  $     42,912
Paid in Surplus.............................................    62,404,365
Net Unrealized Appreciation.................................     6,162,144
Accumulated Net Realized Gain...............................       370,026
Accumulated Undistributed Net Investment Income.............       525,036
                                                              ------------
    Net Assets Applicable to Common Shares..................  $ 69,504,483
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 1,600 issued with liquidation preference of
  $25,000 per share)........................................  $ 40,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $109,504,483
                                                              ============

See Notes to Financial Statements                                             11

VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended April 30, 2004 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 2,771,263
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      334,949
Preferred Share Maintenance.................................       59,577
Trustees' Fees and Related Expenses.........................       37,797
Administrative Fee..........................................       27,911
Legal.......................................................       10,540
Custody.....................................................        4,518
Other.......................................................       62,551
                                                              -----------
    Total Expenses..........................................      537,843
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 2,233,420
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   514,877
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    7,892,527
  End of the Period.........................................    6,162,144
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,730,383)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(1,215,506)
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (162,869)
                                                              ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $   855,045
                                                              ===========

 12                                            See Notes to Financial Statements

VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                              FOR THE             FOR THE
                                                          SIX MONTHS ENDED       YEAR ENDED
                                                           APRIL 30, 2004     OCTOBER 31, 2003
                                                          ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $ 2,233,420         $ 4,596,637
Net Realized Gain.......................................        514,877           1,535,745
Net Unrealized Depreciation During the Period...........     (1,730,383)           (941,564)

Distributions to Preferred Shareholders:
  Net Investment Income.................................       (162,869)           (387,454)
                                                            -----------         -----------
Change in Net Assets Applicable to Common Shares from
  Operations............................................        855,045           4,803,364

Distributions to Common Shareholders:
  Net Investment Income.................................     (2,166,878)         (4,361,592)
                                                            -----------         -----------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES............................     (1,311,833)            441,772

NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period.................................     70,816,316          70,374,544
                                                            -----------         -----------
End of the Period (Including accumulated undistributed
  net investment income of $525,036 and
  $621,363, respectively)...............................    $69,504,483         $70,816,316
                                                            ===========         ===========

See Notes to Financial Statements                                             13

VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            SIX MONTHS
                                                              ENDED
                                                            APRIL 30,     -------------------
                                                               2004        2003      2002 (a)
                                                            ---------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..................   $ 16.50      $ 16.40    $ 16.12
                                                             -------      -------    -------
  Net Investment Income...................................       .52         1.07       1.10
  Net Realized and Unrealized Gain/Loss...................      (.28)         .14        .24
  Common Share Equivalent of Distributions Paid to
    Preferred Shareholders:
    Net Investment Income.................................      (.04)        (.09)      (.13)
    Net Realized Gain.....................................       -0-          -0-        -0-
                                                             -------      -------    -------
Total from Investment Operations..........................       .20         1.12       1.21
Distributions Paid to Common Shareholders:
    Net Investment Income.................................      (.50)       (1.02)      (.93)
    Net Realized Gain.....................................       -0-          -0-        -0-
                                                             -------      -------    -------
NET ASSET VALUE, END OF THE PERIOD........................   $ 16.20      $ 16.50    $ 16.40
                                                             =======      =======    =======

Common Share Market Price at End of the Period............   $ 14.65      $ 15.21    $ 14.85
Total Return (b)..........................................    -0.56%*       9.38%      6.25%
Net Assets Applicable to Common Shares at End of the
  Period (In millions)....................................   $  69.5      $  70.8    $  70.4
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares (c).......................................     1.50%        1.46%      1.53%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c).........................     6.22%        6.48%      6.89%
Portfolio Turnover........................................       13%*         30%        33%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (c)....................................      .96%         .94%       .96%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d).........................     5.76%        5.93%      6.10%

SENIOR SECURITIES:
Total Preferred Shares Outstanding........................     1,600        1,600      1,600
Asset Coverage Per Preferred Share (e)....................   $68,442      $69,261    $68,985
Involuntary Liquidating Preference Per Preferred Share....   $25,000      $25,000    $25,000
Average Market Value Per Preferred Share..................   $25,000      $25,000    $25,000

*  Non-Annualized

(a)As required, effective November 1, 2001 the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets applicable to common shares by .04%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.


YEAR ENDED OCTOBER 31,
-----------------------------------------------------------------------------------------
      2001       2000       1999       1998       1997       1996       1995       1994
-----------------------------------------------------------------------------------------
     $ 14.98   $  14.31   $  16.14   $  15.39   $  14.45   $  14.17   $  12.23   $  15.61
     -------   --------   --------   --------   --------   --------   --------   --------
        1.09       1.12       1.09       1.09       1.10       1.09       1.07       1.04
        1.17        .75      (1.85)       .74        .87        .17       1.95      (3.18)
        (.27)      (.37)      (.28)      (.31)      (.31)      (.32)      (.36)      (.23)
         -0-        -0-        -0-        -0-        -0-        -0-        -0-       (.03)
     -------   --------   --------   --------   --------   --------   --------   --------
        1.99       1.50      (1.04)      1.52       1.66        .94       2.66      (2.40)
        (.85)      (.83)      (.79)      (.77)      (.72)      (.66)      (.72)      (.84)
         -0-        -0-        -0-        -0-        -0-        -0-        -0-       (.14)
     -------   --------   --------   --------   --------   --------   --------   --------
     $ 16.12   $  14.98   $  14.31   $  16.14   $  15.39   $  14.45   $  14.17   $  12.23
     =======   ========   ========   ========   ========   ========   ========   ========

     $ 14.86   $13.0625   $13.0625   $14.9375   $13.3125   $ 11.625   $ 11.375   $  10.25
      20.61%      6.44%     -7.68%     18.32%     21.19%      8.09%     18.15%    -25.74%
     $  69.2   $   64.3   $   61.4   $   69.3   $   66.0   $   62.0   $   60.8   $   52.5
       1.75%      1.85%      1.80%      1.79%      1.87%      1.95%      2.06%      1.88%
       6.92%      7.73%      7.01%      6.91%      7.42%      7.69%      8.11%      7.45%
          6%        29%         4%        11%        25%        51%        77%        91%

       1.10%      1.13%      1.12%      1.13%      1.15%      1.18%      1.20%      1.13%
       5.20%      5.20%      5.19%      4.96%      5.32%      5.41%      5.38%      5.82%

       1,600      1,600      1,600        800        800        800        800        800
     $68,224   $ 65,189   $ 63,381   $136,581   $132,546   $127,515   $126,006   $115,624
     $25,000   $ 25,000   $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $25,000   $ 25,000   $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements                                             15

VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2004 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen New York Value Municipal Income Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal as well as from New York State and New York City income taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in New York municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on April 30, 1993. Effective November 30, 2003, the Trust's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2004, the Trust had no when-issued and delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2004 (UNAUDITED) continued

    At April 30, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $101,624,206
                                                              ============
Gross tax unrealized appreciation...........................  $  6,623,837
Gross tax unrealized depreciation...........................      (359,886)
                                                              ------------
Net tax unrealized appreciation on investments..............  $  6,263,951
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended October 31, 2003 was as follows:

Distributions paid from:
  Ordinary income...........................................  $39,175
  Long-term capital gain....................................      -0-
                                                              -------
                                                              $39,175
                                                              =======

    As of October 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $49,607

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") provides investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. In addition, the Trust pays a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .05% of the average daily net assets of the Trust. Effective June 1, 2004, the administrative fee was reduced from ..05% to .00%.

    For the six months ended April 30, 2004, the Trust recognized expenses of approximately $3,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2004, the Trust recognized expenses of approximately $13,900 representing Van Kampen's cost of providing accounting and legal

VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2004 (UNAUDITED) continued

services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $14,300,490 and $17,162,376, respectively.

4. PREFERRED SHARES

The Trust has outstanding 1,600 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every seven days through an auction process. The rate in effect on April 30, 2004 was 1.050%. During the six months ended April 30, 2004, the rates ranged from 0.450% to 1.220%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value

VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST

DIVIDEND REINVESTMENT PLAN continued

of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                              Van Kampen Funds Inc.
                              Attn: Closed-End Funds
                                2800 Post Oak Blvd.
                                 Houston, TX 77056

VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, NY 10020

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC.
                                                 VNV SAR 6/04 RN04-00749P-Y04/04

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.  [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  [Reserved.]

Item 9.  Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10.  Exhibits.

(a)  Code of Ethics -- Not applicable for semi-annual reports.

(b)(1) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(b)(2) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen New York Value Municipal Income Trust

By: /s/ Ronald E. Robison
   ----------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: June 22, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
   ----------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: June 22, 2004

By: /s/ John L. Sullivan
   ----------------------
Name: John L. Sullivan
Title: Principal Financial Officer
Date: June 22, 2004